UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2008

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 19, 2008, Kraft Foods Inc. expects to issue $500,000,000 aggregate principal amount of its 6.75% Notes due 2014 (the “Notes”). The Notes will be issued pursuant to an Indenture (the “Indenture”) dated as of October 17, 2001, by and between Kraft and Deutsche Bank Trust Company Americas (as successor trustee to The Bank of New York and The Chase Manhattan Bank), as trustee, on the terms and conditions set forth in an Officers’ Certificate, dated December 19, 2008 (the “Officers’ Certificate”). A copy of the Officers’ Certificate is filed as Exhibit 4.1(a) to this report.

In connection with the issuance of the Notes, on December 16, 2008, Kraft entered into a Terms Agreement (the “Terms Agreement”) with BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Kraft agreed to issue and sell the Notes to the Underwriters. The provisions of an Amended and Restated Underwriting Agreement dated as of December 5, 2007 (the “Underwriting Agreement”) are incorporated by reference in the Terms Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and a copy of the Terms Agreement is filed as 1.2 to this report.

Kraft has filed with the SEC a Prospectus dated December 4, 2007 and a Prospectus Supplement (the “Prospectus Supplement”) dated December 16, 2008, each of which forms a part of Kraft’s Registration Statement on Form S-3 (Registration No. 333-147829) (the “Registration Statement”) in connection with the public offering of the Notes. Kraft is filing the items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating them as exhibits to the Registration Statement and they are also incorporated therein by reference.

The Notes are subject to certain customary covenants, including limitations on Kraft’s ability, above a certain threshold and with significant exceptions, to incur debt secured by liens and engage in sale and leaseback transactions. In addition, upon the occurrence of both (i) a change of control of Kraft and (ii) a downgrade of the Notes below an investment grade rating by each of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch, Inc. within a specified period, Kraft will be required to make an offer to purchase the Notes at a price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest to the date of repurchase as set forth in more detail in the Prospectus Supplement. Kraft may redeem all, but not part, of the Notes upon the occurrence of specified tax events as described in more detail in the Prospectus Supplement. The specimen of the Notes is filed as Exhibit 4.1(b) to this report.

Interest on the Notes is payable semiannually on February 19 and August 19, commencing February 19, 2009, to holders of record on the preceding February 4 or August 4, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Notes will mature on February 19, 2014.

The Notes will be senior unsecured obligations and will rank equally in right of payment with all of Kraft’s existing and future senior unsecured indebtedness.

In connection with the issuance of the Notes, Jones Day and Hunton & Williams LLP provided legal opinions which are filed with this report as Exhibits 5.1 and 5.2.

Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for Kraft, for which they received or will receive customary fees and expenses.

Certain affiliates of the underwriters are lenders under Kraft’s $4.5 billion five-year revolving credit agreement, dated as of April 15, 2005. Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. are joint lead arrangers and bookrunners under the five-year facility agreement. Citibank, N.A., an affiliate of Citigroup Global Markets Inc., is an administrative agent under the five-year facility agreement. Deutsche Bank Securities Inc. is also a syndication agent under the five-year facility agreement. BNP Paribas, an affiliate of BNP Paribas Securities Corp., and ABN AMRO Bank, N.V., a subsidiary undertaking of The Royal Bank of Scotland

Group plc, which is the ultimate parent of Greenwich Capital Markets, Inc., are arrangers and documentation agents under the five-year facility agreement. Deutsche Bank Trust Company Americas, an affiliate of Deutsche Bank Securities Inc., is the trustee under the Indenture. Deutsche Bank Securities Inc. also received commissions related to the issuance of debt by one of Kraft’s affiliates in connection with Kraft’s split-off of the Post cereals business on August 4, 2008. Certain of the underwriters and their respective affiliates act as agents and/or brokers in connection with Kraft’s share repurchase program.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
1.1	Amended and Restated Underwriting Agreement, dated December 5, 2007 (incorporated by reference to Exhibit 1.1 to Kraft’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2007).

1.2	Terms Agreement among Kraft and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein, dated December 16, 2008.

4.1(a)	Officers’ Certificate establishing the terms and forms of the Notes, dated December 19, 2008.

4.1(b)	Specimen of 6.75% Notes due 2014.

5.1	Opinion of Jones Day regarding the validity of certain securities, dated December 19, 2008.

5.2	Opinion of Hunton & Williams LLP regarding the validity of certain securities, dated December 19, 2008.

8.1	Opinion of Jones Day regarding United States federal income tax matters, dated December 19, 2008.

23.1	Consent of Jones Day (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Jones Day (included in Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

Date: December 19, 2008		/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary

EXHIBITS

Exhibit Number	Description
1.1	Amended and Restated Underwriting Agreement, dated December 5, 2007 (incorporated by reference to Exhibit 1.1 to Kraft’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2007).

1.2	Terms Agreement among Kraft and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein, dated December 16, 2008.

4.1(a)	Officers’ Certificate establishing the terms and forms of the Notes, dated December 19, 2008.

4.1(b)	Specimen of 6.75% Notes due 2014.

5.1	Opinion of Jones Day regarding the validity of certain securities, dated December 19, 2008.

5.2	Opinion of Hunton & Williams LLP regarding the validity of certain securities, dated December 19, 2008.

8.1	Opinion of Jones Day regarding United States federal income tax matters, dated December 19, 2008.

23.1	Consent of Jones Day (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Jones Day (included in Exhibit 8.1 hereto).